IXI Mobile Brings -
                                “Mobile Data for the Masses”

Road Show Presentation

The attached slide show was filed with the Securities and Exchange Commission as part of an amendment to a Form 8-K filed by Israel Technology Acquisition Corp. (“ITAC”) on
March 1, 2006 and on June 26, 2006, as amended.  ITAC is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing
ITAC’s securities, regarding its acquisition of IXI Mobile, Inc. (“IXI”), as described in the
Form 8-K filing.  The attached slideshow, as well as the Form 8-K filing, as amended, may be distributed to attendees of these presentations.

ITAC and IXI engaged EarlyBirdCapital, Inc. (“EBC”), the managing underwriter of ITAC’s initial public offering (“IPO”) consummated in July 2005, and Maxim Group (“Maxim”), a member of the underwriting syndicate for the IPO, to provide certain advisory services in connection with the merger.  As compensation for these services, ITAC and IXI agreed to pay EBC and Maxim Group, upon consummation of the merger, a cash fee of $700,000 and issue them an aggregate of 36,000 shares of ITAC common stock and warrants to purchase an aggregate of 100,000 shares of ITAC common stock at an exercise price of $5.00 per share, which warrants will be identical to ITAC’s public warrants. ITAC has also engaged
Meitav Underwriting, a private equity firm (“Meitav”) to provide certain advisor services in connection with the merger. As compensation for these services, ITAC agreed to pay
Meitav, upon consummation of the merger, 100,000 shares of common stock. ITAC and its directors and executive officers and EBC, Maxim and Meitav may be deemed to be participants in the solicitation of proxies for the special meeting of ITAC stockholders to be held to approve the merger.

Road Show Presentation (Cont.)

Stockholders of ITAC and other interested persons are advised to read ITAC’s preliminary proxy statement and, when available, definitive proxy statement in connection with ITAC’s solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read ITAC’s final prospectus, dated July 12, 2005, for a description of the security holdings of the
ITAC officers and directors and of EBC and Maxim and their respective interests in the successful consummation of the business combination. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger.  Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Israel
Technology Acquisition Corp., 7 Gush Etzion, 3rd Floor, Givaat Shmuel, Israel 54030. The preliminary proxy statement and definitive proxy statemen, once available, and the final prospectus can also be obtained, without charge, at the Securities and Exchange Commission’s internet site
(http://www.sec.gov).

This slide show is neither a solicitation of proxy, an offer to purchase, nor a solicitation of offer to sell shares of ITAC.

Forward Looking Statements

This slide show contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, about ITAC, IXI and their combined business after completion of the proposed merger.  Forward looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of ITAC’s and IXI’s respective management teams, are subject to risks and uncertainties, which could cause actual results to differ from the forward-
looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions, weather and natural disasters, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which IXI is engaged; fluctuations in client demand; management of rapid growth; intensity of competition from other providers of project management and construction claims services; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in the proxy statement filed with the Securities and
Exchange Commission (the “SEC”).  The information set forth herein should be read in light of such risks.  Neither ITAC nor IXI assumes any obligation to update the information contained in this investor presentation.

Affordable mobile data for the masses

The firm was founded in 2000

A global company:

Headquartered in Redwood City, California

R&D facilities in Israel and Romania

Manufacturing in China

IXI Overview

Virtually Untapped Market – Affordable Mobile Data

Over 600 million email users worldwide

Currently 7 million Blackberry users

Exciting Business Model

Mass market appeal –cost effective solution

Recurring service revenues

Several recent launches with leading worldwide mobile carriers

Management Team with Strong Record

Experience in successfully growing telecommunications companies

Excellent Time to Invest

IXI is an early stage company

IXI has grown from 0 to 73,000 subscribers in 5 quarters

Compelling Investment Opportunity

An end-to-end solution including hand-held devices and hosted services that deliver popular mobile applications such as:

Email

Instant Messaging,  e.g. AOL, Yahoo!, MSN; ICQ;

Text Messages

Voice

Contacts & Calendar

News

Web Browser

IXI sells Ogo with corresponding monthly service to mobile
operators and ISPs (Internet Service Providers) worldwide

One-time device revenue

Recurring monthly service revenue

Ogo Offering

Consumers: mobile youth and students

Always on – connected to friends & community (but never
tethered to a desktop PC)

Emphasis on IM – e.g. AOL, MSN, Yahoo!

Email on multiple accounts

Prosumers: independent professionals, small & medium
enterprises (SME)

Emphasis on email – POP3, IMAP4, MSN Hotmail

Receiving up-to-date information, news alerts and financial
information (RSS feeds)

Calendar and Contacts synchronized over the air (OTA)

Target Customers

Device
Price

Ergonomics
(Keyboard,
Screen, etc.)

Service
Price

Poor Form
Factor

Result

Too
Expensive

Mobile
Phone

Smartphone/
Blackberry

Enjoyable Form
Factor &
Inexpensive

Ogo

Device /
Category

–

–

Service Providers Options for Deploying
Mobile Data

Leading Mobile Data Devices

Target
Consumers

Corporations

Professionals

Young Adults

Young Adults/
Prosumers

$200-400

$200-500

$200-300

$0** – $99

$40-50+

$40-50+

$30

$12–$18

Blackberry

Sidekick

Treo or
Smartphone

Ogo

Retail
Price*

Monthly
Data
Service

Device
Type

* Based on publicly available information; prices may change periodically and by channel;

** Fully subsidized by the service provider.

10

Subscribers (M)
2,500
2,000
1,500
1,000
500
0
2,129
668
300
15
7
Mobile Subs
Email Subs
IM Users
Total Mobile Email Subs
Blackberry Subs

* Source: Portio Research, Radicati Group, ComScore Media Metrix,

Nomura Research, RIM, IXI Analysis

Mobile email, IM still in their
infancy; mobile email market
leader, RIM, has only 7M subs

Mobile subs represent
roughly 1/3 of the
world’s population

Email and IM are
extremely popular
desktop applications

Mobile IM & Email – Still in their Infancy

Nomura Analysts* **

The number of mobile email subscribers will more than double in 2006

Alternatives to Blackberry will mature & pave the way for less expensive solutions

IDC** (a provider of market intelligence in the technology space)

The IM market in the US alone will grow to roughly $1.8 billion by 2009

IM will account for 40% of the mobile messages sent in the US in 2009

Gartner **

$37B of non-SMS data revenue will be added in Europe alone by 2008

Leading industry analysts believe Email & IM on mobile devices is a market poised to see explosive growth

Richard Windsor (PhD), Nomura communications equipment analyst

** Publicly released information

Market Poised for Significant Growth

250
200
150
100
50
0
2001
2002
2003
2004
2005
2006
2007
2008
Data - Other
Data - SMS
Voice

Mobile Data - A Powerful Opportunity

Source: Gartner, RIM, Mobile Data Services, Western Europe, 2001 - 2008

$37B of non-SMS data
revenue will be added in
Europe alone

2005 - SMS revenues
account for over 50% of
total data revenues

Mobile Voice vs. Data Revenues in Western Europe 2001-2008 ($B)

IXI Announced Customers

Germany: 1&1 – One of the world’s largest hosting companies (5 million customer contracts)

Switzerland: Swisscom Mobile – The largest mobile operator in Switzerland.

Uruguay: ANCEL – The largest mobile operator in Uruguay

Turkey: Dogan group - the largest Media conglomerate owning e-kolay.net and
DOL, major ISPs and Portal in Turkey

Ghana: Onetouch - one of the leading mobile operators in Ghana

Kenya: Wananchi Online Ltd, the largest Internet Solutions Provider in Kenya.

Vimpelcom: one of the leading mobile operators in Russia serving more than 47
Million subscribers

1&1 POCKET WEB
NEU
ab April 2006
E-Mails und Internet immer und überall!
Perfekt für Mail-Accounts von:
GMX
1&1
9,99 €
Flatrate für E-Mail und Internet - keine weiteren Kosten!
Jetzt haben Sie immer und überall Zugang zum Internet und Zugriff auf Ihre E-Mails
E-Mail-Push-Dienst: Jede E-Mail, die in Ihren normalen E-Mail-Account eingeht, wird sofort automatisch auf Ihr 1&1 Pocket Web übertragen. Nie mehr eine wichtige Mail verpassen!
E-Mail-Komfort: E-Mail überall erstellen, abrufen, lesen, bearbeiten, senden und

1&1 POCKET WEB

Germany

United Internet (1&1, GMX & WEB.DE) –
One of Europe’s largest Internet providers
(56 million email user accounts)

1&1 – One of the world’s largest hosting
companies (5 million customer contracts)

Ogo sold in conjunction with Vodafone
Germany, the leading mobile operator in
Germany

Signed agreement to supply $18 million of
Ogo devices

End-user price

Device: ~$59 (only $1 with SMS plan)

Service: ~$12 per month, unlimited data

IXI mobile

swisscom

JEUDI 15.06
Dj Mathematic
THE BOUNCE

It's so easy!
ogo

swisscom

ogo

Switzerland

Swisscom Mobile – The largest
mobile operator in Switzerland

Partially owned by Vodafone

Service launched in November 2005

Significant marketing investment –
TV, newspapers, Internet and point-
of-sale

End-user price

Device: Free, with 24 month service
plan

Service: ~$15 per month, unlimited
data

IXI mobile

ogo
ANCEL

24HS. CONECTADO
SMS, CHAT,
E-MAIL
ogo
$ 495
p/mes
msn Mobile
ANCEL

SMS E-MAIL

ANCEL
MUEVE TU MUNDO

ogo

Uruguay

ANCEL – The largest mobile operator
in Uruguay

Service launched in June 2006

Initial Latin American Ogo launch

Significant marketing investment –
Launch events, banners, vehicles,
point-of-sale

End-user price

Device: $70 with pre pay

Service: ~$7 per month, unlimited
data

IXI mobile

ogo
HER ZAMAN

ogo

e-kolay.net DOL DOĞAN ONLINE TELSIM vodafone avea

ogo

Turkey

Dogan group is the largest Media conglomerate
owning e-kolay.net and DOL, major ISPs and
Portal in Turkey

Ogo is being sold in conjunction with leading
operators Telsim (purchased by Vodafone) and
Avea

Service launched in August 2005

Significant marketing investment – newspapers,
events, Internet and point-of-sale

End-user price

Device: Free, with 12 months service plan

Service: ~$15 per month, unlimited data

Selected Financial Information

Quarterly figures are unaudited. Numbers do not include AT&T revenue in 2005

Q2 2005

Q3 2005

Q4 2005

Q1 2006

Q2 2006

Q3 2006

Q4 2006

Revenue (in $)

Ogo

-

150,000

589,920

1,641,820

3,436,883

3,308,681

Service

-

-

14,517

89,050

174,895

216,576

Others

156,778

67,855

138,384

8,316

117,259

49,594

Total

156,778

217,855

742,821

1,739,186

3,729,037

3,574,851

Deferred Revenue (in $)

$150,000

$673,232

$4,174,903

$3,510,484

$6,843,129

$10,954,060

Ogo ASP (in $)

-

$150

$168

$164

$182

$166

Monthly Service ASP (in $)

-

-

$2.7

$2.8

$2.2

$1.6

Units shipped per Q

1,000

4,000

24,000

6,000

40,000

45,000

28,000

Units shipped (cummulative)

1,000

5,000

30,000

35,000

75,000

120,000

148,000

Subscribers

-

-

4,500

14,500

33,000

53,000

73,000

Service providers - launched

-

1

2

3

4

4

5

Industry Snapshot

RIM*

IXI**

Total Subscriber base

7,000,000

73,000

Subscribers outside of U.S.

1,900,000

73,000

Number of launched carriers (outside U.S.)

over ~200

4

Average # of subs per carrier (outside U.S.)

~8,200

~18,000

Product ASP

$345

~$166

Enterprise Valuation per subscriber

3,500

N/A

* IXI analysis based on RIM published information and Preliminary Third Quarter Results as of December 4th

** IXI information as of December 31, 2006; Unaudited;

Issuer:                                                             Israel Technology Acquisition Corporation

Current Amount in Trust:                    ~$34M

Units:                               6,318,000 Units (1 Common, 2 Warrants)

Offering Date:                                 July 19, 2005

Price Per Unit:                                $6.00

Warrant Strike Price:       $5.00 / callable at $8.50

Total Shares Outstanding:                      7,818,000

Total Warrants Outstanding:             12,636,000

              OTC BB Symbols:

             Units:                                                             ISLTU.OB

             Common Stock:                              ISLT.OB

             Warrants:                                              ISLTW.OB

Summary of ITAC IPO

50%-50% Merger (7.8M ITAC shares + up to 7.8M shares issued to IXI, out of which ~6.3M to
IXI stockholders and ~1.5M allocated to IXI founders, senior management and employees via ESOP)

In addition, an incentive plan of up to 10M shares to IXI’s shareholders, based on meeting the following thresholds:

1M shares – if 2006 revenues exceed $45M*

1M shares – if 2007 net profit of $15M to > $25M (linear)

2M shares – if 2008 net profit of $20M to > $45M (linear)

2M shares – after share price trades >$8.50**

2M shares – after share price trades >$9.50**

2M shares – after share price trades >$12.00**

Certain IXI senior management members will be entitled to receive up to 1.5M additional shares (at a cost of $5.00 per share, and in the case of one member of the senior management, at the fair market value of the shares on the date of grant) based on attaining the same net profit and share price milestones detailed above

Terms of IXI-ITAC Merger

* IXI management currently anticipates that the 2006 revenues will fall substantially short of $45M target, therefore there is a strong likelihood that the 1M shares will not be issued and returned to ITAC for cancellation

** for 20 trading days within a 30 days trading period

Lender                           Southpoint Master Fund LP

Offering Amount:                 $20.0M

Issue:                                Convertible Promissory Notes

Offering Date:                                 June 19, 2006

Coupon:                      10% cash or PIK

Maturity                                                      365 days post-merger consummation

Conversion Price:                     $5.50

Equity                                                              1,000,000 common stock at merger

Warrants                   Up to 714,286 ITAC Warrants

                                 (Upon Merger and if over 50% is converted)

Bridge Financing – June 2006

Bridge Financing – June 2006

Certain stockholders of IXI who have guaranteed $8 million of other debt of
IXI, will receive 400,000 shares common stock at merger and will have a similar right to convert all or part of such guaranteed debt if they opt to assume such debt as well as to be issued 285,714 ITAC warrants if they convert over 50% of the debt

Gideon Barak, Chairman (IXI)

Over 25 yrs experience in the communications industry

Chairman of IXI Mobile since 2000

Founder and CEO of DSP Communications (DSPC) – 2000, sold to Intel

CFO of DSP Group, Inc. (NASDAQ: DSPG)

Founder & Chairman of Envara, Inc. & Butterfly VLSI, Ltd. - sold to Intel Corporation & Texas
Instruments, respectively

Director of Modem-Art Ltd. & Widcomm, Inc. - acquired by Agere Systems & Broadcom Corp., respectively

Director of semiconductor & communications companies, including Metalink Ltd. (NASDAQ: MTLK)
and Advasense

Amit Haller, President and CEO (IXI)

17 yrs experience in wireless communications and business development

President & CEO of IXI Mobile since 2000

Founder & CEO of Butterfly, sold to Texas Instruments in 1999

Texas Instruments- managed the group in charge of Bluetooth technology

Israel Frieder, Chairman & CEO (ITAC) - will join IXI as Co-Chairman

Over 30 yrs experience in the telecommunications and IT sectors

President & CEO of Kardan Communications, a private investment company

Corporate VP of business development and strategic planning at ECI Telecom (NASDAQ: ECIL)

President of ECI Telecom/DNI-USA

President of Tadiran Telecom, Network Systems

Management consultant to Teledata Networks NV

Recipient of Israel Defense Prize in 1979 and Israel Kaplan Prize in 1986

Combined IXI Leadership

Gemini Fund

Currently holds an approximate 35% ownership of IXI

One of Israel’s leading Venture Capital funds, established in 1993 and managing $550 million across several funds

Invested in some 75 high-tech companies – largely seed investments in companies with Israeli technology

Landa Ventures

Currently holds an approximate 21% ownership of IXI

Venture capital fund owned and managed by Benzion Landa

Mr. Landa is an active entrepreneur in Israel and worldwide

Invested, founded and managed numerous companies including Indigo
N.V. – acquired by Hewlett-Packard

Among others positions, Mr. Landa serves as Strategic Advisor to the CEO of Hewlett-Packard

Major IXI Investors

“Mobile Data for the Masses”